Commitments and Contingencies - Schedule of Future Minimum Rental Payments under Operating Leases with Remaining Non-Cancelable Terms (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 8,040
2016	5,510
2017	3,159
2018	2,780
2019	2,778
2020 and beyond	12,664
Total	$ 34,931